                                                                   Exhibit 10.33

                                                                  EXECUTION COPY

                     AMERICAN REPROGRAPHICS COMPANY, L.L.C.

                               FIRST AMENDMENT TO
                    FIRST LIEN CREDIT AND GUARANTY AGREEMENT

          This FIRST AMENDMENT TO FIRST LIEN CREDIT AND GUARANTY AGREEMENT, dated as of October 11, 2004 (this "AMENDMENT"), is entered into by and among AMERICAN REPROGRAPHICS COMPANY, L.L.C., a California limited liability company (the "COMPANY"), AMERICAN REPROGRAPHICS HOLDINGS, L.L.C., (f/k/a Ford Graphics Holdings, L.L.C.) a California limited liability company ("HOLDINGS"), the CREDIT SUPPORT PARTIES listed on the signature pages hereto, the Lenders listed on the signature pages hereto, GENERAL ELECTRIC CAPITAL CORPORATION, as Administrative Agent (together with its permitted successors in such capacity, "ADMINISTRATIVE AGENT") and as Collateral Agent, GOLDMAN SACHS CREDIT PARTNERS L.P., as Lead Arranger, Sole Bookrunner, and as Syndication Agent (in such capacities, "SYNDICATION AGENT"), and is made with reference to that certain First Lien Credit and Guaranty Agreement, dated as of December 18, 2003 (as amended through the date hereof, the "CREDIT AGREEMENT"). Capitalized terms used herein not otherwise defined herein or otherwise amended hereby shall have the meanings ascribed thereto in the Credit Agreement.

                                    RECITALS:

          WHEREAS, the Company has requested that the Lenders agree to make amendments to certain provisions of the Credit Agreement in connection with the Company's proposed purchase of Holdings Capital Stock from W. Yandell Rogers, III and Lewiston Atlas, Ltd.;

          WHEREAS, the Company intends to issue the Rogers Subordinated Seller Notes in connection with the acquisition of Holdings Capital Stock from W. Yandell Rogers, III and Lewiston Atlas, Ltd.;

          WHEREAS, the Lenders have agreed to amend certain provisions of the Credit Agreement, in each case in the manner, and on the terms and conditions, provided for herein.

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I. AMENDMENTS TO CREDIT AGREEMENT

     Upon satisfaction of the conditions set forth in Section III herein, the Credit Agreement shall be amended as follows in this Section I:

     A.   AMENDMENTS TO SECTION 1: DEFINITIONS

     Section 1.1 of the Credit Agreement is hereby further amended by adding the following definitions in proper alphabetical sequence:

               "'FIRST AMENDMENT' means that certain First Amendment to First Lien Credit and Guaranty Agreement dated as of October 11, 2004, among the Company, Holdings, Administrative Agent, Syndication Agent, and the financial institutions and the Credit Support Parties listed on the signature pages thereto."

               "'FIRST AMENDMENT EFFECTIVE DATE' means the First Amendment Effective Date, as defined in the First Amendment."

               "'ROGERS SUBORDINATED SELLER NOTES' means the unsecured subordinated promissory notes in an aggregate principal amount not to exceed $4,000,000 issued by Holdings to the sellers in connection with the acquisition of all the outstanding Holdings Capital Stock from W. Yandell Rogers, III and Lewiston Atlas, Ltd., which promissory notes are expressly subordinated and made junior to the payment and performance in full of all the Obligations on terms and conditions acceptable to (i) Syndication Agent and (ii) Administrative Agent, each in its sole discretion."

     B.   AMENDMENTS TO SECTION 6: NEGATIVE COVENANTS

               (i) Section 6.1 of the Credit Agreement is hereby amended by deleting the word "and" at the end of clause (o), replacing the "." with "; and" at the end of clause (p), and by adding the following clause to
     Section 6.1:

               "(q) Indebtedness owed under the Rogers Subordinated Seller
     Notes."

               (ii) Section 6.5 of the Credit Agreement is hereby further amended by deleting the word "and" at the end of clause (f), replacing the "." with ";" at the end of clause (g), and by adding the following clauses to Section 6.5:

               "(h) Company may make Restricted Junior Payments to Holdings to the extent required to permit Holdings to make payments of principal required by the Rogers Subordinated Seller Notes, so long as the aggregate amount of Restricted Junior Payments made pursuant to this clause (h) shall not exceed $2,000,000 in any Fiscal Year; and


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               (i) Company may make Restricted Junior Payments to Holdings to the extent required to indemnify Sathiyamurthy Chandramohan and Kumarakulasingam Suriyakumar for guaranty payments required by the Rogers Subordinated Seller Notes, so long as the aggregate amount of Restricted Junior Payments made pursuant to this clause (i) shall not exceed the amount paid by Sathiyamurthy Chandramohan and Kumarakulasingam Suriyakumar pursuant to the Rogers Subordinated Seller Notes, which in no event shall exceed $2,000,000 in any Fiscal Year; provided that any such indemnity shall be subordinated to the Obligations on terms no less favorable to Lenders than those effective in the Rogers Subordinated Seller Notes."

               (iii) Section 6.12 of the Credit Agreement is hereby amended by deleting the word "and" prior to clause (d), deleting the "." at the end of clause (d) and adding the following clause to the end of the Section 6.12:

               "; and (e) the transaction with Sathiyamurthy Chandramohan and Kumarakulasingam Suriyakumar described in Section 6.5(i)."

               (iv) Section 6.14 of the Credit Agreement is hereby amended by adding the following sentence to the end of Section 6.14:

               "Notwithstanding anything to the contrary set forth in this
     Section 6.14, Holdings may (i) issue the Rogers Subordinated Seller Notes,
     (ii) purchase all of the outstanding Holdings Capital Stock from W. Yandell Rogers, III and Lewiston Atlas, Ltd., in connection with the issuance of the Rogers Subordinated Seller Notes, and (iii) indemnify Sathiyamurthy Chandramohan and Kumarakulasingam Suriyakumar for guaranty payments required by the Rogers Subordinated Seller Notes."

SECTION II. CONDITIONS PRECEDENT TO EFFECTIVENESS

          The amendments set forth in Section I hereof shall be effective on and as of the date hereof (the "FIRST AMENDMENT EFFECTIVE DATE") upon the satisfaction, or waiver by the Requisite Lenders, on or after the date hereof, of the following conditions:

               (i) The Company, the Borrowers, the other Credit Parties and the Requisite Lenders shall have indicated their consent by the execution and delivery of the signature pages hereof to the Administrative Agent.

               (ii) The Administrative Agent shall have received a certificate from the Company, certifying that as of the First Amendment Effective Date, the representations and warranties contained in Section III herein and in the other Credit Documents are true and correct in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of the First Amendment Effective Date, except to the extent such representations and warranties specifically relate to an earlier date, in


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     which case such representations and warranties are true and correct in all material respects on and as of such earlier date.

               (iii) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the First Amendment Effective Date, including, to the extent invoiced, reimbursement or other payment of all out-of-pocket expenses required to be reimbursed or paid by Borrower hereunder or any other Credit Document.

               (iv) The Administrative Agent shall have received a certificate from the Company, certifying that as of the First Amendment Effective Date (after giving effect to the amendments contained herein), no event shall have occurred and be continuing that would constitute an Event of Default or a Default.

               (v) The Administrative Agent and Lenders shall have received such other documents and information regarding Credit Parties and the Credit Agreement as the Administrative Agent or Lenders may have reasonably requested prior to the date hereof.

SECTION III. REPRESENTATIONS AND WARRANTIES

     A. CORPORATE POWER AND AUTHORITY.

     Each Credit Party has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, this Amendment.

     B. AUTHORIZATION OF AGREEMENTS.

     The execution and delivery of this Amendment has been duly authorized by all necessary corporate or partnership (as applicable) action on the part of each Credit Party.

     C. NO CONFLICT.

     The execution and delivery by each Credit Party of this Amendment and the performance by each Credit Party of the Amended Agreement and the other Credit Documents do not and will not (i) violate (A) any provision of any law, statute, rule or regulation, or of the certificate or articles of incorporation or partnership agreement, other constitutive documents or by-laws of Holdings, Borrower or any Credit Party or (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any Contractual Obligation of the applicable Credit Party, where any such conflict, violation, breach or default referred to in clause (i) or (ii) of this Section III.C., individually or in the aggregate could reasonably be expected to have a Material Adverse Effect, (iii) except as permitted under the Amended Agreement, result in or require the creation or imposition of any Lien upon any of the properties or assets of each Credit Party (other than any Liens created under any of the Credit Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or partners or any approval or consent of any Person under any Contractual Obligation of each Credit Party, except for such approvals or consents which will be obtained on or before the First Amendment Effective Date and except for


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any such approvals or consents the failure of which to obtain will not have a
Material Adverse Effect.

     D. BINDING OBLIGATION.

     This Amendment has been duly executed and delivered by each Credit Party and constitutes a legal, valid and binding obligation of each Credit Party enforceable against each Credit Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     E. GOVERNMENTAL CONSENTS.

     No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the execution and delivery by each Credit Party of this Amendment and the performance by Borrower and Holdings of the Amended Agreement and the other Credit Documents, except for such actions, consents and approvals the failure to obtain or make which could not reasonably be expected to result in a Material Adverse Effect or which have been obtained and are in full force and effect.

     F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT DOCUMENTS.

     The representations and warranties contained in the Credit Documents are and will be true and correct in all material respects on and as of the First Amendment Effective Date (after giving effect to the amendments and waivers contained herein) to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

     G. ABSENCE OF DEFAULT.

     No event has occurred and is continuing (after giving effect to the amendments and waivers contained herein) or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.

SECTION IV. ACKNOWLEDGMENT AND CONSENT

          Each Domestic Subsidiary and Holdings are referred to herein as a "CREDIT SUPPORT PARTY" and collectively as the "CREDIT SUPPORT PARTIES", and the Credit Agreement and the Collateral Documents are collectively referred to herein as the "CREDIT SUPPORT DOCUMENTS".

          Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the


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fullest extent possible in accordance with and subject to the Credit Support
Documents the payment and performance of all "Obligations" under each of the Credit Support Documents, as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Obligations" under each of the Credit Support Documents, as the case may be, in respect of the Obligations of the Company now or hereafter existing under or in respect of the Credit Agreement and hereby pledges and assigns to the Collateral Agent, and grants to the Collateral Agent a continuing lien on and security interest in and to all Collateral as collateral security for the prompt payment and performance in full when due of the "Obligations" under each of, and in accordance with and subject to, the Credit Support Documents to which it is a party (whether at stated maturity, by acceleration or otherwise).

          Each Credit Support Party acknowledges and agrees that all of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Credit Agreement, this Amendment and the Credit Support Documents to which it is a party or otherwise bound are true and correct in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of the First Amendment Effective Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          Each Credit Support Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party (other than the Company) is not required by the terms of the Credit Agreement or any other Credit Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Credit Document shall be deemed to require the consent of such Credit Support Party (other than the Company) to any future amendments to the Credit Agreement.

SECTION V. MISCELLANEOUS

     A. BINDING EFFECT.

     This Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders. No Credit Party's rights or obligations hereunder or any interest therein may be assigned or delegated by any Credit Party without the prior written consent of all Lenders.

     B. SEVERABILITY.

     In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.


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
     C. REFERENCE TO CREDIT AGREEMENT.

     On and after the First Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Credit Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

     D. EFFECT ON CREDIT AGREEMENT.

     Except as specifically amended by this Amendment, the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

     E. EXECUTION.

     The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Credit Documents.

     F. HEADINGS.

     Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

     G. APPLICABLE LAW.

     THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     H. COUNTERPARTS.

     This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. As set forth herein, this Amendment shall become effective upon the execution of a counterpart hereof by each of the parties hereto and receipt by the Administrative Agent and the Syndication Agent of written or telephonic notification of such execution and authorization of delivery thereof.


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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:                               AMERICAN REPROGRAPHICS COMPANY, L.L.C.


                                        By: /s/ Mark W. Legg
                                            ------------------------------------
                                            Name: Mark W. Legg
                                            Title: Chief Financial Officer

CREDIT SUPPORT PARTIES:                 AMERICAN REPROGRAPHICS HOLDINGS, L.L.C.


                                        By: /s/ Mark W. Legg
                                            ------------------------------------
                                            Name: Mark W. Legg
                                            Title: Chief Financial Officer


                                        ARC ACQUISITION CORPORATION


                                        By: /s/ Mark W. Legg
                                            ------------------------------------
                                            Name: Mark W. Legg
                                            Title: Chief Financial Officer


                                        BLUE PRINT SERVICE COMPANY, INC.


                                        By: /s/ Mark W. Legg
                                            ------------------------------------
                                            Name: Mark W. Legg
                                            Title: Chief Financial Officer


                                        INPRINT CORPORATION


                                        By: /s/ Mark W. Legg
                                            ------------------------------------
                                            Name: Mark W. Legg
                                            Title: Chief Financial Officer


                                        RHODE ISLAND BLUEPRINT CO.


                                        By: /s/ Mark W. Legg
                                            ------------------------------------
                                            Name: Mark W. Legg
                                            Title: Chief Financial Officer


                                        OLYMPIC BLUEPRINT CO., INC.


                                        By: /s/ Mark W. Legg
                                            ------------------------------------
                                            Name: Mark W. Legg
                                            Title: Chief Financial Officer


                                        LEET-MELBROOK, INC.


                                        By: /s/ Mark W. Legg
                                            ------------------------------------
                                            Name: Mark W. Legg
                                            Title: Chief Financial Officer

                                        PENINSULA BLUEPRINT, INC.


                                        By: /s/ Mark W. Legg
                                            ------------------------------------
                                            Name: Mark W. Legg
                                            Title: Chief Financial Officer


                                        QUALITY REPORGRAPHIC SERVICES, INC.


                                        By: /s/ Mark W. Legg
                                            ------------------------------------
                                            Name: Mark W. Legg
                                            Title: Chief Financial Officer


                                        MIRROR PLUS TECHNOLOGIES, INC.


                                        By: /s/ Mark W. Legg
                                            ------------------------------------
                                            Name: Mark W. Legg
                                            Title: Chief Financial Officer


                                        E. PAVILION, L.L.C.


                                        By: /s/ Mark W. Legg
                                            ------------------------------------
                                            Name: Mark W. Legg
                                            Title: Chief Financial Officer


                                        FRANKLIN GRAPHICS CORPORATION


                                        By: /s/ Mark W. Legg
                                            ------------------------------------
                                            Name: Mark W. Legg
                                            Title: Chief Financial Officer


                                        ENGINEERING REPRO SYSTEMS, INC.


                                        By: /s/ Mark W. Legg
                                            ------------------------------------
                                            Name: Mark W. Legg
                                            Title: Chief Financial Officer


                                        WEST SIDE REPROGRAPHICS, INC.


                                        By: /s/ Mark W. Legg
                                            ------------------------------------
                                            Name: Mark W. Legg
                                            Title: Chief Financial Officer

                                        DUNN BLUE PRINT COMPANY


                                        By: /s/ Mark W. Legg
                                            ------------------------------------
                                            Name: Mark W. Legg
                                            Title: Chief Financial Officer


                                        TAMPA REPROGRAPHICS & SUPPLY COMPANY


                                        By: /s/ Mark W. Legg
                                            ------------------------------------
                                            Name: Mark W. Legg
                                            Title: Chief Financial Officer


                                        OCB, LLC


                                        By: /s/ Mark W. Legg
                                            ------------------------------------
                                            Name: Mark W. Legg
                                            Title: Chief Financial Officer


                                        COMMERCIAL GRAPHICS CORPORATION


                                        By: /s/ Mark W. Legg
                                            ------------------------------------
                                            Name: Mark W. Legg
                                            Title: Chief Financial Officer


                                        FORD S.F., L.L.C.


                                        By: /s/ Mark W. Legg
                                            ------------------------------------
                                            Name: Mark W. Legg
                                            Title: Chief Financial Officer


                                        A&E ARCHITECTURAL &
                                        ENGINEERING SUPPLY COMPANY


                                        By: /s/ Mark W. Legg
                                            ------------------------------------
                                            Name: Mark W. Legg
                                            Title: Chief Financial Officer

                                        RIDGWAY'S, LTD.


                                        By: Ridgway's GP, LLC
                                            its General Partner


                                        By: /s/ Mark W. Legg
                                            ------------------------------------
                                            Name: Mark W. Legg
                                            Title: Manager


                                        REPROGRAPHICS NORTHWEST, LLC


                                        By: /s/ Mark W. Legg
                                            ------------------------------------
                                            Name: Mark W. Legg
                                            Title: Chief Financial Officer


                                        WILCO REPROGRAPHICS, INC.


                                        By: /s/ Mark W. Legg
                                            ------------------------------------
                                            Name: Mark W. Legg
                                            Title: Chief Financial Officer


                                        BPI REPRO, LLC


                                        By: /s/ Mark W. Legg
                                            ------------------------------------
                                            Name: Mark W. Legg
                                            Title: Chief Financial Officer


                                        RIDGWAY'S GP, LLC


                                        By: /s/ Mark W. Legg
                                            ------------------------------------
                                            Name: Mark W. Legg
                                            Title: Chief Financial Officer


                                        RIDGWAY'S LP, LLC


                                        By: /s/ Mark W. Legg
                                            ------------------------------------
                                            Name: Mark W. Legg
                                            Title: Chief Financial Officer


                                        THE PEIR GROUP, LLC


                                        By: /s/ Mark W. Legg
                                            ------------------------------------
                                            Name: Mark W. Legg
                                            Title: Chief Financial Officer

                                        THE PEIR GROUP INTERNATIONAL, LLC


                                        By: /s/ Mark W. Legg
                                            ------------------------------------
                                            Name: Mark W. Legg
                                            Title: Chief Financial Officer


                                        LICENSING SERVICES INTERNATIONAL, LLC


                                        By: /s/ Mark W. Legg
                                            ------------------------------------
                                            Name: Mark W. Legg
                                            Title: Chief Financial Officer


                                        PLANWELL, LLC


                                        By: /s/ Mark W. Legg
                                            ------------------------------------
                                            Name: Mark W. Legg
                                            Title:


                                        AMERICAN REPROGRAPHICS MIDCO, L.L.C.


                                        By: /s/ Mark W. Legg
                                            ------------------------------------
                                            Name: Mark W. Legg
                                            Title: Chief Financial Officer

SYNDICATION AGENT:                      GOLDMAN SACHS CREDIT PARTNERS L.P.


                                        By: /s/ Elizabeth Fischer
                                            ------------------------------------
                                            Authorized Signatory

ADMINISTRATIVE AGENT:                   GENERAL ELECTRIC CAPITAL CORPORATION


                                        By: /s/ Thomas C. Hjorth
                                            ------------------------------------
                                            Name: Thomas C. Hjorth
                                            Title: Duly Authorized Signatory